Exhibit 99.2

Publix
FOOD & PHARMACY

Lowes
FOODS

OfficeMax

BI-LO

Supplemental Operating and Financial Data
for the three months and year ended December 31, 2018

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Website: www.whlr.us

Executive Management
David Kelly - President & CEO
Matthew T. Reddy - CFO
M. Andrew Franklin - COO

Board of Directors
John W. Sweet (Chairman)	Andrew R. Jones
Sean F. Armstrong	John P. McAuliffe
Stewart J. Brown	Carl B. McGowan, Jr.
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
Mary Jensen investorrelations@whlr.us 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended December 31, 2018

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(15,754)
Net loss per basic and diluted shares	$(1.66)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$(497)
FFO per common share and OP unit	$(0.05)
Adjusted FFO (AFFO) (in 000s) (1)	$1,455
AFFO per common share and OP unit	$0.15

Assets and Leverage
Investment Properties, net of $40.19 million accumulated depreciation (in 000s)	$433,142
Cash and Cash Equivalents (in 000s)	$3,544
Total Assets (in 000s)	$508,081
Debt to Total Assets(3)	72.75%
Debt to Gross Asset Value	63.60%

Market Capitalization
Common shares outstanding	9,511,464
OP units outstanding	235,032
Total common shares and OP units	9,746,496

	Shares Outstanding at December 31, 2018	Fourth Quarter stock price range	Stock price as of December 31, 2018
Common Stock	9,511,464	$0.72 - $4.54	$0.89
Series B preferred shares	1,875,748	$6.20 - $19.20	$7.78
Series D preferred shares	3,600,636	$7.00 - $21.68	$9.63

Total debt (in 000s)(3)	$369,612
Common Stock market capitalization (as of December 31, 2018 closing stock price, in 000s)	$8,465

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	5,716,471
Occupancy Rate	89.1%
Leased Rate (2)	89.4%
Annualized Base Rent (in 000s)	$49,247
Total number of leases signed or renewed during the fourth quarter of 2018	37
Total sq. ft. leases signed or renewed during the fourth quarter of 2018	188,179

(1)    See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)	Reflects leases executed through January 9, 2019 that commence subsequent to the end of the current period.
(3)    Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Consolidated Balance Sheets
$ in 000s

	December 31,
	2018	2017
ASSETS:
Investment properties, net	$433,142	$375,199
Cash and cash equivalents	3,544	3,677
Restricted cash	14,455	8,609
Rents and other tenant receivables, net	5,539	5,619
Notes receivable, net	5,000	6,739
Goodwill	—	5,486
Assets held for sale	8,982	9,135
Above market lease intangible, net	7,346	8,778
Deferred costs and other assets, net	30,073	34,432
Total Assets	$508,081	$457,674
LIABILITIES:
Loans payable, net	$360,117	$307,375
Liabilities associated with assets held for sale	4,632	792
Below market lease intangible, net	10,045	9,616
Accounts payable, accrued expenses and other liabilities	12,077	10,579
Dividends payable	—	5,480
Total Liabilities	386,871	333,842
Commitments and contingencies	—	—
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,600,636 and 2,237,000 shares issued and outstanding; $91.98 million and $55.93 million aggregate liquidation preference, respectively)	76,955	53,236

EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 and 1,875,848 shares issued and outstanding, respectively; $46.90 million aggregate liquidation preference)	41,000	40,915
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,511,464 and 8,744,189 shares issued and outstanding, respectively)	95	87
Additional paid-in capital	233,697	226,978
Accumulated deficit	(233,184)	(204,925)
Total Shareholders’ Equity	42,061	63,508
Noncontrolling interests	2,194	7,088
Total Equity	44,255	70,596
Total Liabilities and Equity	$508,081	$457,674

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Consolidated Statements of Operations
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2018	2017	2018	2017
REVENUE:
Rental revenues	$12,589	$10,891	$50,952	$44,156
Asset management fees	46	120	189	927
Commissions	38	141	140	899
Tenant reimbursements	3,258	2,905	12,595	11,032
Development and other revenues	136	239	1,833	1,521
Total Revenue	16,067	14,296	65,709	58,535
OPERATING EXPENSES:
Property operations	4,669	3,922	18,473	15,389
Non-REIT management and leasing services	16	(598)	75	927
Depreciation and amortization	6,151	5,776	27,094	26,231
Impairment of goodwill	5,486	—	5,486	—
Provision for credit losses	99	2,378	434	2,821
Impairment of notes receivable	1,739	5,261	1,739	5,261
Corporate general & administrative	1,749	2,509	8,228	7,364
Other operating expenses	—	—	250	—
Total Operating Expenses	19,909	19,248	61,779	57,993
Gain on disposal of properties	151	—	2,463	1,021
Operating (Loss) Income	(3,691)	(4,952)	6,393	1,563
Interest income	1	363	4	1,443
Interest expense	(5,288)	(4,168)	(20,228)	(17,165)
Net Loss from Continuing Operations Before Income Taxes	(8,978)	(8,757)	(13,831)	(14,159)
Income tax expense (benefit)	32	38	(40)	(137)
Net Loss from Continuing Operations	(8,946)	(8,719)	(13,871)	(14,296)
Discontinued Operations
(Loss) income from discontinued operations	(3,938)	—	(3,938)	16
Gain on disposal of properties	—	—	903	1,502
Net (Loss) Income from Discontinued Operations	(3,938)	—	(3,035)	1,518
Net Loss	(12,884)	(8,719)	(16,906)	(12,778)
Less: Net loss attributable to noncontrolling interests	(336)	(519)	(406)	(684)
Net Loss Attributable to Wheeler REIT	(12,548)	(8,200)	(16,500)	(12,094)
Preferred Stock dividends - declared	(169)	(2,496)	(9,790)	(9,969)
Preferred Stock dividends - undeclared	(3,037)	—	(3,037)	—
Net Loss Attributable to Wheeler REIT Common Shareholders	$(15,754)	$(10,696)	$(29,327)	$(22,063)

Loss per share from continuing operations (basic and diluted)	$(1.25)	$(1.22)	$(2.85)	$(2.70)
(Loss) income per share from discontinued operations	(0.41)	—	(0.32)	0.16
Total loss per share	$(1.66)	$(1.22)	$(3.17)	$(2.54)
Weighted-average number of shares:
Basic and Diluted	9,484,185	8,739,455	9,256,234	8,654,240

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures

FFO and AFFO (1)
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2018	2017	2018	2017
Net Loss	$(12,884)	$(8,719)	$(16,906)	$(12,778)
Depreciation and amortization of real estate assets	6,151	5,776	27,094	26,231
Impairment of goodwill	5,486	—	5,486	—
Impairment of land	3,938	—	3,938	—
Gain on disposal of properties	(151)	—	(2,463)	(1,021)
Gain on disposal of properties-discontinued operations	—	—	(903)	(1,502)
FFO	2,540	(2,943)	16,246	10,930
Preferred stock dividends-declared	(169)	(2,496)	(9,790)	(9,969)
Preferred stock dividends-undeclared	(3,037)	—	(3,037)	—
Preferred stock accretion adjustments	169	204	678	809
FFO available to common shareholders and common unitholders	(497)	(5,235)	4,097	1,770
Impairment of notes receivable	1,739	5,261	1,739	5,261
Acquisition and development costs	(46)	269	300	1,101
Capital related costs	168	195	576	663
Other non-recurring and non-cash expenses (2)	—	117	103	294
Share-based compensation	213	135	940	870
Straight-line rent	(244)	(146)	(1,197)	(712)
Loan cost amortization	681	578	2,363	3,087
Accrued interest income	—	774	—	415
(Below) above market lease amortization	(274)	5	(695)	453
Recurring capital expenditures and tenant improvement reserves	(285)	(245)	(1,143)	(941)
AFFO	$1,455	$1,708	$7,083	$12,261

Weighted Average Common Shares	9,484,185	8,739,455	9,256,234	8,654,240
Weighted Average Common Units	259,054	639,555	389,421	702,168
Total Common Shares and Units	9,743,239	9,379,010	9,645,655	9,356,408
FFO per Common Share and Common Units	$(0.05)	$(0.56)	$0.42	$0.19
AFFO per Common Share and Common Units	$0.15	$0.18	$0.73	$1.31

(1)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income (1)
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2018	2017	2018	2017
Net Loss	$(12,884)	$(8,719)	$(16,906)	$(12,778)
Adjustments:
Net Income from Discontinued Operations	3,938	—	3,035	(1,518)
Income tax (benefit) expense	(32)	(38)	40	137
Interest expense	5,288	4,168	20,228	17,165
Interest income	(1)	(363)	(4)	(1,443)
Gain on disposal of properties	(151)	—	(2,463)	(1,021)
Other operating expenses	—	—	250	—
Corporate general & administrative	1,749	2,509	8,228	7,364
Impairment of notes receivable	1,739	5,261	1,739	5,261
Provision for credit losses - non-tenant	—	2,364	(77)	2,364
Impairment of goodwill	5,486	—	5,486	—
Depreciation and amortization	6,151	5,776	27,094	26,231
Non-REIT management and leasing services	16	(598)	75	927
Development income	—	(83)	—	(537)
Asset management and commission revenues	(84)	(261)	(329)	(1,826)
Property Net Operating Income	$11,215	$10,016	$46,396	$40,326

Property revenues	$15,983	$13,952	$65,380	$56,172
Property expenses	4,669	3,922	18,473	15,389
Provision for credit losses - tenant	99	14	511	457
Property Net Operating Income	$11,215	$10,016	$46,396	$40,326

(1)	See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)

EBITDA (4)
$ in 000s

		Three Months Ended December 31,		Years Ended December 31,
		2018	2017	2018	2017
Net Loss		$(12,884)	$(8,719)	$(16,906)	$(12,778)
Add back:	Depreciation and amortization (1)	5,877	5,781	26,399	26,684
	Interest Expense (2)	5,288	4,168	20,228	17,174
	Income tax (benefit) expense	(32)	(38)	40	137
EBITDA		(1,751)	1,192	29,761	31,217
Adjustments for items affecting comparability:
	Acquisition and development costs	(46)	269	300	1,101
	Capital related costs	168	195	576	663
	Other non-recurring and non-cash expenses (3)	—	117	103	294
	Impairment of goodwill	5,486	—	5,486	—
	Impairment of notes receivable	1,739	5,261	1,739	5,261
	Impairment of land-discontinued operations	3,938	—	3,938	—
	Gain on disposal of properties	(151)	—	(2,463)	(1,021)
	Gain on disposal of properties-discontinued operations	—	—	(903)	(1,502)
Adjusted EBITDA		$9,383	$7,034	$38,537	$36,013

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with discontinued operations.

(3)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the period ended December 31, 2018.

(4)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of December 31, 2018
$ in 000s

Loans Payable:	$369.61 million

Weighted Average Interest Rate:	4.84%

Total Debt to Total Assets:	72.75%

Property/Description	Monthly Payment	Interest Rate	Maturity	December 31, 2018	December 31, 2017
Harbor Pointe (1)	$11,024	5.85%	December 2018	$460	$553
Perimeter Square	Interest only	5.50%	December 2018	6,250	5,382
Perimeter Square construction loan	Interest only	6.00%	December 2018	247	—
KeyBank Line of Credit	Interest only	Libor + 250 basis points	February 2019	3,830	15,532
Revere Term Loan	$109,658	10.00%	February 2019	1,059	6,808
Monarch Bank Building	$7,340	4.85%	June 2019	—	1,266
Senior convertible notes	$234,199	9.00%	June 2019	1,369	1,369
DF I-Moyock (1)	$10,665	5.00%	July 2019	73	194
Rivergate	$144,823	Libor + 295 basis points	December 2019	22,117	22,689
KeyBank Line of Credit	Interest only	Libor + 250 basis points	December 2019	48,272	52,500
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	—	2,317
Folly Road	$32,827	4.00%	March 2020	6,073	6,181
Columbia Fire Station construction loan	$25,452	4.00%	May 2020	4,189	3,421
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,539	5,727
First National Bank Line of Credit	Interest only	Libor + 300 basis points	September 2020	2,938	3,000
Lumber River	$10,723	Libor + 350 basis points	October 2020	1,448	1,500
JANAF Bravo	Interest only	4.65%	January 2021	6,500	—
Walnut Hill Plaza	$26,850	5.50%	September 2022	3,868	3,903
Riversedge North	$11,436	5.77%	December 2023	1,800	863
Twin City Commons	$17,827	4.86%	January 2023	3,048	3,111
Shoppes at Eagle Harbor	$26,528	5.10%	March 2023	—	3,341
New Market	$48,747	5.65%	June 2023	6,907	—
Benefit Street Note (3)	$53,185	5.71%	June 2023	7,567	—
Deutsche Bank Note (2)	$33,340	5.71%	July 2023	5,713	—
JANAF	$333,159	4.49%	July 2023	52,253	—
Tampa Festival	$50,797	5.56%	September 2023	8,227	8,368
Forrest Gallery	$50,973	5.40%	September 2023	8,529	8,669
South Carolina Food Lions Note	$68,320	5.25%	January 2024	11,867	12,050
Cypress Shopping Center	$34,360	4.70%	July 2024	6,379	6,485
Port Crossing	$34,788	4.84%	August 2024	6,150	6,263
Freeway Junction	$41,798	4.60%	September 2024	7,863	7,994
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,486	3,553
Graystone Crossing (1)	$20,386	4.55%	October 2024	3,863	3,928
Bryan Station	$23,489	4.52%	November 2024	4,472	4,547
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	8,113
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
JANAF BJ's	$29,964	4.95%	January 2026	5,065	—
Chesapeake Square	$23,857	4.70%	August 2026	4,434	4,507
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance (1)				369,612	313,778
Unamortized debt issuance cost (1)				(5,144)	(5,656)
Total Loans Payable, including Assets Held for Sale				364,468	308,122
Less loans payable on assets held for sale, net loan amortization costs				4,351	747
Total Loans Payable, net				$360,117	$307,375
(1) Includes loans payable on assets held for sale.
(2) This loan is collateralized by LaGrange Marketplace, Ridgeland and Georgetown.
(3) This loan is collateralized by Ladson Crossing, Lake Greenwood Crossing and South Park.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of December 31, 2018 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
December 31, 2019	88,036	23.82%
December 31, 2020	23,806	6.44%
December 31, 2021	10,628	2.88%
December 31, 2022	8,152	2.21%
December 31, 2023	84,982	22.99%
Thereafter	154,008	41.66%
Total principal repayments and maturities	$369,612	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Property Summary as of December 31, 2018

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	19	147,791	100.0%	100.0%	147,791	$1,156,565	$7.83
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,038	84.7%	84.7%	62,701	1,091,836	17.41
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	448,130	12.83
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	9	47,945	39.5%	39.5%	18,940	232,030	12.25
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,498,354	11.01
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	100.0%	100.0%	54,397	596,441	10.96
Butler Square	Mauldin, SC	15	82,400	96.5%	96.5%	79,550	848,760	10.67
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	449,600	9.57
Chesapeake Square	Onley, VA	12	108,982	96.5%	96.5%	105,182	792,110	7.53
Clover Plaza	Clover, SC	10	45,575	100.0%	100.0%	45,575	363,137	7.97
Columbia Fire Station	Columbia, SC	3	21,273	79.0%	79.0%	16,800	449,884	26.78
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	12	170,475	98.3%	98.3%	167,575	870,171	5.19
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	15	80,435	37.8%	37.8%	30,375	407,147	13.40
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	156,006	6.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	318,500	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	5	47,794	100.0%	100.0%	47,794	725,840	15.19
Forrest Gallery	Tullahoma, TN	24	214,451	93.0%	93.0%	199,504	1,348,619	6.76
Fort Howard Shopping Center	Rincon, GA	18	113,652	93.6%	93.6%	106,320	879,340	8.27
Freeway Junction	Stockbridge, GA	14	156,834	94.6%	94.6%	148,424	1,084,566	7.31
Franklin Village	Kittanning, PA	29	151,821	100.0%	100.0%	151,821	1,254,274	8.26
Franklinton Square	Franklinton, NC	13	65,366	90.7%	90.7%	59,300	542,253	9.14
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	92.3%	20,297	545,353	26.87
Grove Park	Orangeburg, SC	15	106,557	87.5%	87.5%	93,265	737,810	7.91
Harbor Pointe (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	91.0%	91.0%	54,648	413,640	7.57
JANAF (6)	Norfolk, VA	117	810,137	85.9%	84.5%	684,533	7,819,908	11.42
Jenks Plaza	Jenks, OK	5	7,800	100.0%	100.0%	7,800	165,820	21.26
Laburnum Square	Richmond, VA	21	109,405	100.0%	100.0%	109,405	994,847	9.09
Ladson Crossing	Ladson, SC	15	52,607	100.0%	100.0%	52,607	491,572	9.34
LaGrange Marketplace	LaGrange, GA	13	76,594	95.3%	95.3%	72,994	417,150	5.71
Lake Greenwood Crossing	Greenwood, SC	5	47,546	85.0%	85.0%	40,418	316,490	7.83
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	256,162	6.53
Litchfield Market Village	Pawleys Island, SC	18	86,740	86.6%	86.6%	75,103	911,274	12.13
Lumber River Village	Lumberton, NC	11	66,781	98.2%	98.2%	65,581	446,203	6.80
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	602,724	10.75
New Market Crossing	Mt. Airy, NC	13	117,076	96.0%	96.0%	112,368	976,833	8.69
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	346,979	8.11
Perimeter Square	Tulsa, OK	9	58,277	66.6%	66.6%	38,815	470,601	12.12
Pierpont Centre	Morgantown, WV	17	122,259	90.9%	89.3%	109,203	1,294,704	11.86
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	813,644	12.71
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	688,391	7.67
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	31	201,680	97.5%	97.5%	196,719	2,814,797	14.31
Sangaree Plaza	Summerville, SC	9	66,948	100.0%	100.0%	66,948	648,335	9.68

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of December 31, 2018, (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,601	76.3%	76.3%	43,204	$489,327	$11.33
Shoppes at TJ Maxx	Richmond, VA	16	93,624	95.9%	95.9%	89,815	1,092,673	12.17
South Lake	Lexington, SC	6	44,318	14.2%	14.2%	6,300	89,793	14.25
South Park	Mullins, SC	3	60,734	83.2%	83.2%	50,509	351,189	6.95
South Square	Lancaster, SC	5	44,350	74.2%	74.2%	32,900	272,005	8.27
St. George Plaza	St. George, SC	6	59,279	86.5%	86.5%	51,278	332,439	6.48
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	185,508	7.33
Sunshine Plaza	Lehigh Acres, FL	21	111,189	96.6%	96.6%	107,396	987,132	9.19
Surrey Plaza	Hawkinsville, GA	2	42,680	78.5%	78.5%	33,500	211,050	6.30
Tampa Festival	Tampa, FL	17	137,987	63.2%	63.2%	87,266	910,413	10.43
Tri-County Plaza	Royston, GA	6	67,577	89.2%	89.2%	60,277	399,073	6.62
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	434,093	9.10
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,224,821	7.77
Walnut Hill Plaza	Petersburg, VA	6	87,239	34.3%	34.3%	29,957	268,048	8.95
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	485,140	9.75
Westland Square	West Columbia, SC	10	62,735	80.8%	80.8%	50,690	471,206	9.30
Winslow Plaza	Sicklerville, NJ	16	40,695	94.1%	94.1%	38,295	589,702	15.40
Total Portfolio		800	5,716,471	89.4%	89.1%	5,093,671	$49,247,452	$9.67

(1)	Reflects leases executed through January 9, 2019 that commence subsequent to the end of the current period.

(2)	Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.

(3)
We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.

(4)	This information is not available because the property is undeveloped.

(5)	This property is our corporate headquarters that we 100% occupy.

(6)	Square footage is net of management office the Company occupies on premise and buildings on ground lease which the Company only leases the land.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of December 31, 2018

Total Tenants : 800

Tenants		Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Percent Total Leasable Square Foot	Base Rent Per Occupied Square Foot
1.	BI-LO (1)	$2,717	5.52%	380,675	6.66%	$7.14
2.	Food Lion	2,651	5.38%	325,576	5.70%	8.14
3.	Piggly Wiggly	1,474	2.99%	191,363	3.35%	7.70
4.	Kroger (2)	1,324	2.69%	186,064	3.25%	7.12
5.	Winn Dixie (1)	863	1.75%	133,575	2.34%	6.46
6.	Hobby Lobby	675	1.37%	114,298	2.00%	5.91
7.	Dollar Tree	660	1.34%	87,133	1.52%	7.57
8.	BJ's Wholesale Club	594	1.21%	147,400	2.58%	4.03
9.	Harris Teeter (2)	578	1.17%	39,946	0.70%	14.47
10.	TJ Maxx	574	1.17%	69,783	1.22%	8.23
		$12,110	24.59%	1,675,813	29.32%	$7.23

(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of December 31, 2018

Total Leasable Area:	5,716,471 square feet

Total Square Footage Occupied:	5,093,671 square feet

Occupancy Rate:	89.1%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Square Footage	% of Total Expiring Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	622,800	10.89%	—%	$—	—%	$—
Month-to-Month	16	33,491	0.59%	0.66%	433	0.88%	12.93
2019	133	370,966	6.49%	7.28%	4,642	9.43%	12.51
2020	170	1,238,042	21.66%	24.31%	10,234	20.78%	8.27
2021	138	702,359	12.29%	13.79%	7,060	14.33%	10.05
2022	112	462,647	8.09%	9.08%	5,343	10.84%	11.55
2023	96	659,199	11.53%	12.94%	6,405	13.01%	9.72
2024	42	418,792	7.33%	8.22%	3,553	7.21%	8.48
2025	20	312,103	5.46%	6.13%	2,925	5.94%	9.37
2026	23	304,186	5.32%	5.97%	2,713	5.51%	8.92
2027	12	83,850	1.47%	1.65%	1,023	2.08%	12.20
2028 and thereafter	38	508,036	8.88%	9.97%	4,916	9.99%	9.68
Total	800	5,716,471	100.00%	100.00%	$49,247	100.00%	$9.67

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of December 31, 2018, (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	140,564	$—	—%	$—	—	45,600	$—	—%	$—
Month-to-Month	—	—	—	—%	—	—	—	—	—%	—
2019	1	21,213	301	38.89%	14.18	1	37,500	296	1.50%	7.88
2020	1	20,858	55	7.11%	2.61	17	778,344	4,509	22.79%	5.79
2021	2	43,427	88	11.37%	2.03	10	290,769	2,361	11.94%	8.12
2022	—	—	—	—%	—	4	148,663	1,149	5.81%	7.73
2023	1	22,032	215	27.78%	9.75	13	408,495	3,059	15.46%	7.49
2024	1	32,000	115	14.85%	3.59	6	252,259	1,674	8.46%	6.64
2025	—	—	—	—%	—	6	256,248	2,122	10.73%	8.28
2026	—	—	—	—%	—	6	221,755	1,637	8.28%	7.38
2027	—	—	—	—%	—	1	24,945	212	1.07%	8.50
2028+	—	—	—	—%	—	12	409,055	2,763	13.96%	6.76
Total	6	280,094	774	100.00%	$5.54	76	2,873,633	19,782	100.00%	$7.00

(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	436,636	$—	—%	$—	—	—	$—	—%	$—
Month-to-Month	12	23,901	323	2.75%	13.54	4	9,590	110	0.65%	11.43
2019	77	154,087	1,951	16.60%	12.67	54	158,166	2,094	12.36%	13.24
2020	100	259,650	3,303	28.11%	12.72	52	179,190	2,367	13.97%	13.21
2021	67	156,940	1,911	16.26%	12.18	59	211,223	2,700	15.94%	12.78
2022	39	81,254	1,194	10.16%	14.70	69	232,730	3,000	17.71%	12.89
2023	38	81,162	1,050	8.93%	12.94	44	147,510	2,081	12.29%	14.11
2024	18	36,732	516	4.39%	14.03	17	97,801	1,248	7.37%	13.72
2025	8	19,841	299	2.54%	15.09	6	36,014	504	2.98%	14.00
2026	6	14,681	263	2.24%	17.84	11	67,750	813	4.80%	12.01
2027	—	—	—	—%	—	11	58,905	811	4.79%	13.77
2028+	13	50,433	942	8.02%	18.67	13	48,548	1,211	7.14%	24.94
Total	378	1,315,317	11,752	100.00%	$13.37	340	1,247,427	16,939	100.00%	$13.58

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of December 31, 2018, (continued)

Leasing Renewals, New Leases and Expirations

	Three Months Ended December 31,		Twelve months Ended December 31,
	2018	2017 (2)	2018	2017 (2)
Renewals(1):
Leases renewed with rate increase (sq feet)	114,413	63,068	540,896	282,335
Leases renewed with rate decrease (sq feet)	4,215	—	43,935	70,049
Leases renewed with no rate change (sq feet)	12,972	14,430	109,139	218,077
Total leases renewed (sq feet)	131,600	77,498	693,970	570,461

Leases renewed with rate increase (count)	22	18	93	78
Leases renewed with rate decrease (count)	2	—	8	9
Leases renewed with no rate change (count)	5	4	18	25
Total leases renewed (count)	29	22	119	112

Option exercised (count)	8	16	31	60

Weighted average on rate increases (per sq foot)	$0.82	$0.75	$0.93	$0.92
Weighted average on rate decreases (per sq foot)	$(5.80)	$—	$(2.23)	$(1.18)
Weighted average rate (per sq foot)	$0.53	$0.61	$0.52	$0.31
Weighted average change over prior rates	4.83%	4.47%	6.05%	3.35%

New Leases (1):
New leases (sq feet)	56,579	41,906	290,986	160,341
New leases (count)	8	11	55	55
Weighted average rate (per sq foot)	$10.38	$10.37	$9.06	$11.95

Gross Leasable Area ("GLA") expiring during the next 12 months, including month-to-month	7.08%	9.39%	7.08%	9.39%

(1)	Lease data presented for the three and twelve months ended December 31, 2018 and 2017 is based on average rate per square foot over the renewed or new lease term.

(2)	2017 lease data adjusted to reflect average rate per square foot over the renewed or new lease term for consistency with 2018 presentation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), plus impairment of goodwill and real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, depreciation and amortization and impairment of goodwill, long-lived assets and notes receivable, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, impairment of goodwill, impairment of long-lived assets, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19